UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 25, 2013

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Certain Monthly Summary Financial Information

On March 25, 2013, Ashland Inc. (“Ashland”) will include the information contained in exhibits 99.1-99.14, and graphic images thereof, on the “Investor Center” section of its website located at http://investor.ashland.com, or in employee communications. Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibits 99.1-99.14 is summary information concerning key metrics for Ashland’s operating segments. The information is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time.

Additional Information Regarding Ashland and Certain Commercial Units

Ashland Water Technologies (“AWT”)

AWT is redesigning its business to improve the focus on its two key segments, Paper Chemicals and Water Treatment, by forming separate global sales organizations for each segment.  The new organizations will help drive improved service to AWT's Paper Chemical and Water Treatment customers.  Leaders have been designated for these global businesses and for the respective leadership positions in each region.  The redesign project will also modify some of the key business processes in each division leading to improved efficiency, reduced complexity and increased agility, all of which are focused on improving AWT's responsiveness to changes in the marketplace.

As part of this redesign, Ashland expects to eliminate approximately $20 million of annualized SG&A costs globally and to achieve full run-rate savings by July 1, 2013.  As a result of these changes, Ashland expects to incur a restructuring charge in the March quarter of approximately $11-$13 million.  Management plans to share more details of the AWT redesign on Ashland’s April earnings call.

Ashland Current Quarter Update

During the month of February, Ashland experienced weaker than expected results in two commercial units, Ashland Specialty Ingredients (“ASI”) and Ashland Performance Materials (“APM”).  As a result, Ashland expects that its second quarter profitability will be lower than previously anticipated.

Ashland Specialty Ingredients (“ASI”)

ASI’s sales for the month of February totaled $203 million.  Weakness was concentrated in the Intermediates and Solvents, Energy, Coatings and Construction businesses.  Ashland now expects that ASI’s sales for the second quarter will be approximately 10% below the prior year’s second quarter and EBITDA margin as a percentage of sales for the quarter will be roughly 120 basis points below its first quarter results, excluding the effects of guar.

Ashland Performance Materials (“APM”)

Lower Elastomers volumes and margins have negatively affected APM’s performance.  As a result, Ashland expects APM's gross profit as a percentage of sales to be about 100 basis points below its first quarter result.  APM's sales are expected to be roughly 10% higher than the fiscal first quarter result.

By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
99.1	Website data concerning Ashland Specialty Ingredients’ sales
99.2	Website data concerning Ashland Specialty Ingredients’ gross profit
99.3	Website data concerning Ashland Specialty Ingredients’ volume in metric tons
99.4	Website data concerning Ashland Water Technologies’ sales
99.5	Website data concerning Ashland Water Technologies’ gross profit
99.6	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.7	Website data concerning Ashland Performance Materials’ sales
99.8	Website data concerning Ashland Performance Materials’ gross profit
99.9	Website data concerning Ashland Performance Materials’ volume in metric tons
99.10	Website data concerning Ashland Consumer Markets’ sales
99.11	Website data concerning Ashland Consumer Markets’ gross profit
99.12	Website data concerning Ashland Consumer Markets’ lubricant sales gallons
99.13	Website data concerning Ashland Consumer Markets’ premium lubricants % of branded volume
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this news release or otherwise except as required by securities or other applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

March 25, 2013	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Website data concerning Ashland Specialty Ingredients’ sales
99.2	Website data concerning Ashland Specialty Ingredients’ gross profit
99.3	Website data concerning Ashland Specialty Ingredients’ volume in metric tons
99.4	Website data concerning Ashland Water Technologies’ sales
99.5	Website data concerning Ashland Water Technologies’ gross profit
99.6	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.7	Website data concerning Ashland Performance Materials’ sales
99.8	Website data concerning Ashland Performance Materials’ gross profit
99.9	Website data concerning Ashland Performance Materials’ volume in metric tons
99.10	Website data concerning Ashland Consumer Markets’ sales
99.11	Website data concerning Ashland Consumer Markets’ gross profit
99.12	Website data concerning Ashland Consumer Markets’ lubricant sales gallons
99.13	Website data concerning Ashland Consumer Markets’ premium lubricants % of branded volume
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales